SUBSEQUENT EVENTS	9 Months Ended
Sep. 30, 2013
Subsequent Events [Abstract]
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

In October 2013, the Company entered into a private agreement to exchange $25.0 million of the outstanding principal amount of the Company's 4.5% Convertible Bond Issue 2010/2015 for an aggregate of 6,474,827 shares and a cash payment of $2.25 million.

In October 2013, the Company agreed with Ship Finance to terminate the long term charter parties for the 1998 and 1999 built VLCCs Front Champion and Golden Victory and Ship Finance simultaneously sold the vessels to unrelated third parties. The charter parties were terminated in November 2013 upon the redelivery of the vessels to Ship Finance. The Company has agreed a compensation payment to Ship Finance of approximately $90 million for the early termination of the charter parties, of which $11.0 million was paid upon termination and the balance was recorded as notes payable, with similar amortization profiles to the current lease obligations, with reduced rates until 2015 and full rates from 2016. Front Champion and Golden Victory had the highest charter rates among the vessels Frontline has chartered in from Ship Finance and the level of compensation is a reflection of this.